UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 9, 2016

Vantage Drilling Company

(Exact name of registrant as specified in its charter)

Cayman Islands	1-34094	N/A
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o KPMG, P.O. Box 493

Century Yard, Cricket Square

Grand Cayman KY1-1106

Cayman Islands

(Address of principal executive offices) (Zip Code)

(345) 949-4800

(Registrant’s telephone number, including area code)

(Not applicable)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On February 9, 2016, in conjunction with the liquidation proceedings in the Cayman Islands of Vantage Drilling Company (the “Company”), a Notice of Appointment was issued appointing K. Beighton and A. Lawson of KPMG as Joint Official Liquidators of the Company. A copy of such notice is filed herewith as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description of Exhibit

99.1	Official Liquidation Notice of Appointment of the Company, dated February 9, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 11, 2016

VANTAGE DRILLING COMPANY
(in official liquidation)

/S/ Alexander Lawson
Alexander Lawson Joint Official Liquidator and Authorized Signatory

INDEX TO EXHIBITS

Exhibit Number	Description of Exhibit

99.1	Official Liquidation Notice of Appointment of the Company, dated February 9, 2016.